UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 26, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation, as servicer.

       On September 26, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 26, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-1
            Home Equity Mortgage Pass-Through Certificates, Series 2005-1

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: September 29, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 26, 2005




Exhibit 99.1
Monthly Certificateholder Statement on September 26, 2005


                           Credit Suisse First Boston
                    Home Equity Mortgage Trust Series 2005-1
                        Statement to Certificateholders
                               September 26, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        433,100,000.00   315,185,568.51   30,978,162.36    1,076,183.61   32,054,345.97       0.00       0.00      284,207,406.15
AR                100.00             0.00            0.00            0.00            0.00       0.00       0.00                0.00
ARL               100.00             0.00            0.00            0.00            0.00       0.00       0.00                0.00
M1         32,330,000.00    32,330,000.00            0.00      117,573.43      117,573.43       0.00       0.00       32,330,000.00
M2         29,900,000.00    29,900,000.00            0.00      109,267.89      109,267.89       0.00       0.00       29,900,000.00
M3         19,200,000.00    19,200,000.00            0.00       70,677.33       70,677.33       0.00       0.00       19,200,000.00
M4         20,130,000.00    20,130,000.00            0.00       88,320.38       88,320.38       0.00       0.00       20,130,000.00
M5         13,420,000.00    13,420,000.00            0.00       59,059.18       59,059.18       0.00       0.00       13,420,000.00
M6         12,510,000.00    12,510,000.00            0.00       55,909.28       55,909.28       0.00       0.00       12,510,000.00
M7         11,590,000.00    11,590,000.00            0.00       55,052.50       55,052.50       0.00       0.00       11,590,000.00
M8         10,980,000.00    10,980,000.00            0.00       52,987.65       52,987.65       0.00       0.00       10,980,000.00
M9          9,450,000.00     9,450,000.00            0.00       49,462.88       49,462.88       0.00       0.00        9,450,000.00
B1          8,850,000.00     8,850,000.00            0.00       51,625.00       51,625.00       0.00       0.00        8,850,000.00
B2          8,540,000.00     8,540,000.00            0.00       49,816.67       49,816.67       0.00       0.00        8,540,000.00
P                 100.00           100.00            0.00      361,228.63      361,228.63       0.00       0.00              100.00
TOTALS    610,000,300.00   492,085,668.51   30,978,162.36    2,197,164.43   33,175,326.79       0.00       0.00      461,107,506.15

X1        610,000,000.00   504,113,166.81            0.00            0.00            0.00       0.00       0.00      474,483,228.10
X2                  0.00             0.00            0.00            0.00            0.00       0.00       0.00                0.00
XS        531,330,910.76   504,113,266.81            0.00       84,018.88       84,018.88       0.00       0.00      474,483,328.10
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1        225458CP1       727.74317366    71.52658130    2.48483863   74.01141993          656.21659236       A1      3.841250 %
AR        225458CQ9         0.00000000     0.00000000    0.00000000    0.00000000            0.00000000       AR      9.697427 %
ARL       225458CR7         0.00000000     0.00000000    0.00000000    0.00000000            0.00000000       ARL     9.697427 %
M1        225458CS5     1,000.00000000     0.00000000    3.63666656    3.63666656        1,000.00000000       M1      4.091250 %
M2        225458CT3     1,000.00000000     0.00000000    3.65444448    3.65444448        1,000.00000000       M2      4.111250 %
M3        225458CU0     1,000.00000000     0.00000000    3.68111094    3.68111094        1,000.00000000       M3      4.141250 %
M4        225458CV8     1,000.00000000     0.00000000    4.38750025    4.38750025        1,000.00000000       M4      5.265000 %
M5        225458CW6     1,000.00000000     0.00000000    4.40083308    4.40083308        1,000.00000000       M5      5.281000 %
M6        225458CX4     1,000.00000000     0.00000000    4.46916707    4.46916707        1,000.00000000       M6      5.363000 %
M7        225458CY2     1,000.00000000     0.00000000    4.75000000    4.75000000        1,000.00000000       M7      5.700000 %
M8        225458CZ9     1,000.00000000     0.00000000    4.82583333    4.82583333        1,000.00000000       M8      5.791000 %
M9        225458DA3     1,000.00000000     0.00000000    5.23416720    5.23416720        1,000.00000000       M9      6.281000 %
B1        225458DB1     1,000.00000000     0.00000000    5.83333333    5.83333333        1,000.00000000       B1      7.000000 %
B2        225458DC9     1,000.00000000     0.00000000    5.83333372    5.83333372        1,000.00000000       B2      7.000000 %
P         225458DD7     1,000.00000000     0.00000000         #####          ####        1,000.00000000       P       9.697427 %
TOTALS                    806.69742049    50.78384775    3.60190713   54.38575488          755.91357275

X1        225458DE5       826.41502756     0.00000000    0.00000000    0.00000000          777.84135754       X1      0.000000 %
XS        225458DG0       948.77458962     0.00000000    0.15812910    0.15812910          893.00908058       XS      0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com

Sec. 4.06(a)(i)      Principal Remittance Amount                                                         28,824,283.06

                     Scheduled Principal Payments                                                           373,239.31

                     Principal Prepayments                                                               27,905,380.93

                     Curtailments                                                                           150,061.71

                     Cutailment Interest Adjustments                                                            470.17

                     Repurchase Principal                                                                   389,477.76

                     Substitution Amounts                                                                         0.00

                     Net Liquidation Proceeds                                                                     0.00

                     Other Principal Adjustments                                                                  0.00

                     Gross Interest                                                                       4,212,447.31

                     Recoveries from Prior Loss Determinations                                                5,653.18

                     Reimbursements of Non-Recoverable Advances Previously Made                              58,887.02

                     Recovery of Reimbursements Previously Deemed Non-Recoverable                                 0.00

Prepayment Penalties Number of Loans with Respect to which Prepayment Penalties were Collected                     180
                     Balance of Loans with Respect to which Prepayment Penalties were Collected           9,592,174.24

                     Amount of Prepayment Penalties Collected                                               361,227.82

Sec. 4.06(a)(iv)     Beginning Number of Loans Outstanding                                                      10,903

                     Beginning Aggregate Loan Balance                                                   504,113,266.81

                     Ending Number of Loans Outstanding                                                         10,342

                     Ending Aggregate Loan Balance                                                      474,483,328.10

Sec. 4.06(a)(v)      Servicing Fees (Including Credit Risk Manager Fee)                                     134,411.58

                     Trustee Fees                                                                             4,200.94

Sec. 4.06(a)(vii)    Current Advances                                                                              N/A

                     Aggregate Advances                                                                            N/A

Section 4.06(a)(viii)Delinquent Mortgage Loans
                                             Group 1
                                                                                      Principal
                                            Category              Number               Balance                Percentage
                                            1 Month                       152            6,538,707.42                   1.38 %
                                            2 Month                        57            2,719,136.38                   0.57 %
                                            3 Month                       111            5,454,779.87                   1.15 %
                                             Total                        320           14,712,623.67                   3.10 %

                                             Group Totals
                                                                                      Principal
                                            Category              Number               Balance                Percentage
                                            1 Month                       152            6,538,707.42                   1.38 %
                                            2 Month                        57            2,719,136.38                   0.57 %
                                            3 Month                       111            5,454,779.87                   1.15 %
                                             Total                        320           14,712,623.67                   3.10 %
                     * Delinquent Bankruptcies are included in the table above.

                     Bankruptcies
                                             Group 1
                                                                  Principal
                                             Number               Balance               Percentage
                                                      61            2,109,329.61                 0.44 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance               Percentage
                                                      61            2,109,329.61                 0.44 %
                                            * Only Current Bankruptcies are reflected in the table above.

                     Foreclosures
                                             Group 1
                                                                  Principal
                                             Number               Balance               Percentage
                                                       3              184,335.97                 0.04 %

                                            Group Totals
                                                                  Principal
                                             Number               Balance               Percentage
                                                       3              184,335.97                 0.04 %

Section 4.06(a)(xi)  REO Properties
                                             Group 1
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance               Percentage
                                                       0                    0.00                 0.00 %

Section 4.06(a)(xii) Current Realized Losses                                                                       805,655.65

                     Cumulative Realized Losses - Reduced by Recoveries                                          1,754,064.50

Trigger Event        Trigger Event Occurrence (Effective March 2008)                                                       NO
                     (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                     Rolling 3 Month Delinquency Rate                                                               1.58745 %
                     Sr. Enhancement Percentage x 14%                                                               5.61424 %
                                            OR
                     (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                     Cumulative Loss % of Original Aggregate Collateral Balance                                     0.28755 %
                     Cumulative Loss Limit                                                                             0.00 %
O/C Reporting        Targeted Overcollateralization Amount                                                      25,925,012.75
                     Ending Overcollateralization Amount                                                        13,375,821.95
                     Ending Overcollateralization Deficiency                                                    12,549,190.80
                     Overcollateralization Release Amount                                                                0.00
                     Monthly Excess Interest                                                                     2,153,879.30
                     Payment to Class X-1                                                                                0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
